THE ARENA Group

SEPTEMBER 2023



INVESTOR PRESENTATION

DISCLAIMER

This presentation by The Arena Group Holdings, Inc., which includes information for its wholly owned subsidiaries, The Arena Platform, Inc., The Arena Media Brands, LLC, TheStreet, Inc., College Spun Media Incorporated, Athlon Holdings, Inc. and Athlon Sports Communications, Inc. (collectively "The Arena Group," the "Company" or "we"), contains "forward-looking" statements that are based on our management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our business strategy, future revenues, market growth, capital requirements, product introductions, the potential effects of the proposed transaction with Bridge Media Networks, and expansion plans. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. You should refer to the section entitled "Risk Factors" set forth in our Annual Report on Form 10-K for the year ended December 31, 2022, our Quarterly Report on Form 10-Q for the three months ended June 30, 2023, and other filings we make with the Securities and Exchange Commission from time to time for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update any forward-looking statements after the date of this presentation except as may be required by law.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

This presentation includes Adjusted EBITDA, a financial measure not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), which is used by management in making operating decisions, allocating financial resources, and internal planning and forecasting, and for business strategy purposes, has certain limitations, and should not be construed as an alternative to financial measures determined in accordance with GAAP. Adjusted EBITDA as defined by us may not be comparable to similar non-GAAP measures presented by other companies. Our presentation of such measure, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non-recurring items. A reconciliation is provided elsewhere in this presentation for Adjusted EBITDA to the most directly comparable financial measure stated in accordance with GAAP.   No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction with Bridge Media Networks (the "Proposed Transaction") or otherwise.

Additional Information and Where to Find It

In connection with the Proposed Transaction, the Company intends to file relevant materials with the Securities and Exchange Commission (the "SEC"), including a preliminary and definitive proxy statement to be filed by the Company. The definitive proxy statement and proxy card will be delivered to the stockholders of the Company in advance of the special meeting relating to the Proposed Transaction. THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge at the Company's website copies of materials it files with, or furnishes to, the SEC. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Participants in the Solicitation

This presentation does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Proposed Transaction. Information regarding the special interests of these directors and executive officers in the Proposed Transaction will be included in the definitive proxy statement referred to above. Security holders may obtain information regarding the names, affiliations and interests of the Company's directors and executive officers in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its definitive proxy statement for the 2023 annual meeting of stockholders. Additional information regarding the interests of such individuals in the Proposed Transaction will be included in the definitive proxy statement relating to the Proposed Transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC's website at www.sec.gov and the Company's website. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

THE ARENA Group

WHO WE ARE




CHOSEN SONS
LEBRON JAMES
BRONNY (AND BRYCE?)
Sports Illustrated
MEN'S JOURNAL
THIS IS AS RELAXED AS HE GETS
MARK WAHLBERG
KILLER INSTINCT
HOW 3 ARMY VETS BECAME INTERNATIONAL ASSASSINS
CZECH PILSNER
5 EPIC PILGRIMAGES
JUMPING ONTO EVEREST
HOW TO
BUILD A BAR
MAKE A FIREPIT
CLEAN A FISH
SPECIAL COMMEMORATIVE ISSUE
KELLY SLATER & ANDY IRONS
surfer
eStreet
GTS

THE ARENA Group

WE TRANSFORM MEDIA BUSINESSES


Parade
PLUS
Reese Witherspoon's New Book
'Women love that I'm playing a badass'
QUEEN LATIFAH
LIV
SUPER BOWL
SHOOT YOUR SHOT
SiriusXM
SiriusXM
SiriusXM

KEY INVESTMENT HIGHLIGHTS*

THE ARENA Group

The Arena Group is a technology platform and media company that **transforms brands**, ignites creativity and **empowers content creators**

SCALABLE BUSINESS MODEL

- **40+ O&O properties** and **225+ platform partners across 4 verticals:** sports, finance, general lifestyle, & men's lifestyle
- **6.2B pageviews in 2022, an increase of 47% vs. 2021****
- **Unique content model** empowers creators, enables scale and drives margins

DEMONSTRATED FINANCIAL RESULTS

- **Grew digital ad revenue by approximately 74%** in the full year 2022 vs. prior year
- CPMs **consistently 30-50% higher** than industry average***
- **~145%** 3-year CAGR in **annual gross profit**
- **~61%** 3-year CAGR in **annual revenue; +70% target incremental margin** on digital revenue

BRIDGE MEDIA NETWORKS PARTNERSHIP

- Signed a binding LOI with Simplify Inventions, LLC to combine with their subsidiary **Bridge Media Networks**
- Once closed, will add **video capabilities at scale** (OTT, OTA, MVPD, cable, streaming), **two new verticals**
- Simultaneous debt restructure and equity investment will infuse cash and **strengthen balance sheet**

*All data shown as of the year ended 12/31/2022 unless otherwise indicated.
**Source: Google Analytics
***Source: STAQ Benchmarking, a market norm reporting service provided by Operative, as compared to The Arena Group internal programmatic display CPMs

DIVERSIFIED BRAND PORTFOLIO

SPORTS ILLUSTRATED MEDIA GROUP

Sports Illustrated

The most iconic name in sports, featuring news, editorials, fan sites and more.

The Spun · Fadeaway World · Athlon Sports · The Hockey News · Sports Illustrated Swimsuit · SI Golf

THESTREET FINANCE MEDIA GROUP

TheStreet

Business news that moves markets, award-winning stock analysis, market data and investment ideas.

ToughNickel · Crypto Investor · TheStreet Smarts · Dealbreaker · Action Alerts PLUS · Real Money Pro

MEN'S JOURNAL LIFESTYLE MEDIA GROUP

Men's Journal

Rugged and refined lifestyle brand covering the coolest new gear, luxury and adventure travel, food and drink, health and fitness.

Men's Fitness · New Schoolers · Snowboarder · Surfer · Transworld Skateboarding · Powder

PARADE LIFESTYLE MEDIA GROUP

Parade

Entertainment coverage with inspiring stories and health content to make life and community connections more meaningful.

dengarden · Fashionista · PetHelpful · HubPages

THE ARENA GROUP + BRIDGE MEDIA

Proposed strategic combination will unlock the next phase of The Arena Group's evolution

- ICONIC BRANDS
- STRONG PARTNERSHIPS WITH ADVERTISERS
- PROVEN PLAYBOOK FOR GROWTH
- WELL-CAPITALIZED BALANCE SHEET
- INNOVATIVE TECHNOLOGY PLATFORM
- EXPANSIVE VIDEO PLATFORM

EXPANSIVE VIDEO CAPABILITIES

BRIDGE MEDIA NETWORKS

is a dynamic and innovative media group with two national television networks distributed across OTA, OTT, CTV, MVPD and cable.

DRIVEN

TRAVELHOST

Sportsnews HIGHLIGHTS

NEWSnet News... as it used to be


Station Affiliation
65 NewsNet Stations
80 NewsNet Affiliates

100 OWNED & AFFILIATE OTA STATIONS

35 OTT PARTNERSHIPS

ACROSS **46** STATES

AN ALL-CHANNEL MEDIA POWERHOUSE

Upon close, Arena Group + Bridge Media together will unlock the next phase of digital media, allowing us to diversify our reach, expand our content and strengthen our brands

THE ARENA Group

The Arena Group connects **powerful brands + creators** (including premium journalists, niche experts, strategic partners and influencers) to **create, distribute and monetize high-quality content across multiple forms** (long-form, trending news, social, video)

WEB DISTRIBUTION

SOCIAL DISTRIBUTION

WEB VIDEO DISTRIBUTION

PRINT DISTRIBUTION

+

BRIDGE MEDIA NETWORKS

World-class Arena brands expected to **elevate NewsNet OTA/OTT programming with competitive franchises** in Sports, Finance, Lifestyle, Celebrity/Entertainment/Health, Food, Men's Lifestyle, and Adventure

OTA / OTT DISTRIBUTION

The Arena Group plans to monetize all content through
integrated sales and marketing packages across all platforms

THE ARENA Group

TRANSFORMATIONAL GROWTH

DEMONSTRABLE YOY GROWTH

Rapidly growing revenue base and improving margins have led to positive Adjusted EBITDA in 2022*.

ANNUAL REVENUE

$ millions


53.3 2019
128.0 2020
189.1 2021
220.9 2022
~+61% CAGR

ANNUAL DIGITAL REVENUE

$ millions


36.7 2019
67.7 2020
101.0 2021
149.8 2022
~+60% CAGR

GROSS PROFIT

$ millions


6.0 2019
25.0 2020
78.2 2021
88.0 2022
~+145% CAGR

*Adjusted EBITDA is a non-GAAP metric. See "Use of Non-GAAP Measures."

TRANSFORMATIONAL GROWTH TRACK RECORD

Playbook drives significant growth in annual pageviews, with traditional and emerging brands time and time again:

Brand	FY 2021	FY 2022	Growth
Sports Illustrated	2.0B	3.6B	+76%
FanNation	484M	805M	+66%
TheStreet	136M	326M	+139%
Parade	406M	586M	+44%
The Spun	843M	1.4B	+70%
PetHelpful	67M	309M	+364%

Note: Data for business units is from internal, unaudited reports.
Data for Parade includes information provided by Athlon Holdings, Inc for 2021 prior to its acquisition by Arena.
Source: Google Analytics; Sports Illustrated represents total Sports vertical and TheStreet represents total Finance vertical.

STORY OF A SPORTS ARENA

Rapid transformation driven by strategic acquisitions, partnerships and organic growth; Sports Illustrated Media Group has grown from the #11 Comscore Sports Ranking in October 2019 to the #2 Ranking in July 2023

OCTOBER 2019 — Sports Illustrated

Acquired the license to operate the media business of Sports Illustrated from Authentic Brands Group

OCTOBER 2020 — FanNation

Launched local sports strategy; team sites are rebranded as FanNation

JUNE 2021 — The Spun

Acquired The Spun for approximately $7M in net cash

APRIL 2022 — Athlon Sports

Acquired Athlon Sports as part of AMG/Parade acquisition

SEPTEMBER 2022 — Morning Read

Acquired The Morning Read and launched SI Golf


2019
2020
2021
2022
2023F
Pageviews (M) *
RPM ($)

Note: Data for business units is from internal, unaudited reports.
* Source: Google Analytics

STORY OF A FINANCE ARENA

Historically a subscription-first business headed by Jim Cramer; when Cramer left in October 2021, a new editorial content strategy focused on diverse voices and trending news has significantly increased traffic

JUNE 2019

TheStreet

Acquired TheStreet

OCTOBER 2021

Jim Cramer departed TheStreet; new editorial team joined December 2021 and revamped content strategy

OCTOBER 2022

TheStreet news desk opened on the floor of the New York Stock Exchange

JULY 2023

TheStreet powered by Tornado launched, the first-of-its kind app providing a one-stop investing experience to consumers


2019
2020
2021
2022
2023F
Pageviews (M) *
RPM ($)

Note: Data for business units is from internal, unaudited reports.
* Source: Google Analytics

STORY OF A LIFESTYLE ARENA

Launched Lifestyle vertical in April 2022 with the purchase of Parade; strong focus on high-growth digital opportunities such as sponsored content and eCommerce

APRIL 2022

Parade

Acquired AMG/Parade for $16M in cash & stock; onboarded onto platform in July 2022

NOVEMBER 2022

Discontinued Parade's print operations to focus solely on growing Parade's digital business

DECEMBER 2022 & JANUARY 2023

MEN'S JOURNAL **fexy**

Acquired digital assets of Men's Journal for $28.5M & acquired Fexy Studios


2022
2023F
Pageviews (M) *
RPM ($)

Note: Data for business units is from internal, unaudited reports.
* Source: Google Analytics

STORY OF HUBPAGES

Acquired HubPages in January 2018. By adopting the trending news model used by The Spun, PetHelpful pageviews increased significantly in February 2022. Since then, trending news has been launched in several additional HubPages sites.

JANUARY 2018

HubPages

Acquired HubPages

FEBRUARY 2022

PetHelpful

Trending news initiative was launched in PetHelpful; additional HubPages sites have launched trending news throughout the year

DECEMBER 2022

Acquired Adventure Network from a360, including titles such as Surfer, Powder, Bike, SKATEboarding, Snowboarder and Newschoolers


2019
2020
2021
2022
2023F
Pageviews (M) *
RPM ($)

Note: Data for business units is from internal, unaudited reports.
* Source: Google Analytics

CASE STUDY: SPORTS VERTICAL

+76% Total Pageview Growth 2022 YoY**

+123% SI Social Pageview Growth 2022 YoY**

#1 SI share of voice on Facebook among sports publishers for link stories*

#2 In Comscore's Sports Category for July 2023 vs. #5 in December 2021 and #11 in October 2019***


BENGALS

Sports Illustrated

ATHLON SPORTS

The Hockey News

SI Golf

FanNation FN

THE SPUN

FADEAWAY WORLD
MORE THAN SPORTS

Note: Data for business units is from internal, unaudited reports.
*Source: CrowdTangle, Inc., #1 ranked in February 2023 - May 2023
**Source: Google Analytics
***Source: ComScore MultiPlatform, Desktop 2+ and Total Mobile 13+

CASE STUDY: FANNATION

Our Entrepreneurial Publisher model adds breadth and scale to our content base at variable cost; local team sites are run by local entrepreneurs who receive a revenue share tied to site performance


Pageviews (M)*
October 2020
June 2023

180 Total FanNation Sites

117 Sites with >1M 2022 Pageviews

23 Sites with >10M 2022 Pageviews

~$90K Average 2022 revenue per site

Next Entrepreneurial Publisher families to launch: Food, Entertainment, Lifestyle



Note: Data for business units is from internal, unaudited reports.
* Source: Google Analytics

SOCIAL

- Built out audience and social teams
- Creating native content for social (memes, reels, etc) to engage with a new audience

PRODUCT

- Launched *TheStreet powered by Tornado*, a first-of-its kind app providing a one-stop investing experience for consumers
- Built new set on the floor of the NYSE to improve video content and access for subscribers

EDITORIAL

- Hired new EIC and editorial team
- Shifting away from commodity news and toward stories that resonate on social and search


TheStreet
TheStreet

CASE STUDY: FINANCE VERTICAL

TheStreet revamped its social, product, and editorial strategy in early 2022 to **broaden its reach to a younger, more diverse group of investors.**

AS A RESULT:

+139%
Monthly Average Pageviews FY 2022 vs FY 2021**

+93%
Facebook Engagement FY 2022 vs FY 2021*

Note: Data for business units is from internal, unaudited reports.
*Source: ListenFirst Media Inc.
**Source: Google Analytics



CASE STUDY: PARADE

Parade Q2 2023 monthly average pageviews have **increased by ~36%** since it was acquired in Q2 2022*

- Arena recorded over **$1M in Commerce revenue in 2022**, driven largely by Parade and through a focus on lower funnel, high purchase intent content
- Parade **trending news initiative** launched in July 2022
- Editorial team **diversified content strategy** from evergreen-only and began publishing stories covering trending news in entertainment and lifestyle
- Trending news articles complement and **amplify existing evergreen content base**
- **Expanding Parade's food expertise** in 2023 through the Fexy acquisition and a social-driven creator network

Note: Data for business units is from internal, unaudited reports.
*Source: Google Analytics


NED

2022: A YEAR OF GROWTH & PROFITABILITY

Full-year 2022 results further validate our model's efficacy and replicability, which continues to be driven by revenue growth and profitability improvements.

THE ARENA GROUP PERFORMANCE BY THE NUMBERS

$220.9M
FY 2022 Revenue
17% growth vs FY 2021

+74%
Digital advertising revenue growth
FY 2022 vs FY 2021

+47%
Total Pageview* Growth
FY 2022 vs FY 2021

+$15M
Adj. EBITDA** Improvement
FY 2022 vs FY 2021

+13%
Increase in Display RPM
FY 2022 vs FY 2021

+113
Sites Added in 2022***

*Source: Google Analytics
**Adjusted EBITDA is a non-GAAP metric. See the appendix for more information, including a reconciliation to GAAP.
***Sites include O&O domains, monetized platform partners, and monetized channels on O&O domains.

Q2 2023: OUTPERFORMING COMPETITORS

Despite a difficult macroeconomic environment, The Arena Group delivered revenue growth, improved CPMs, and flat operating expenses.

CONSISTENTLY 30-50% HIGHER CPMS THAN THE INDUSTRY*


Benchmark
The Arena Group
Apr-23
$1.24
$1.62
31%
May-23
$1.30
$1.87
44%
Jun-23
$1.45
$2.17
50%

STRONG SECOND QUARTER RESULTS**

$58.8M
Q2 2023 Revenue
9% growth vs Q2 2022

-2%
Operating Expenses Decrease
Q2 2023 vs. Q2 2022

+35%
RPM Growth
Q2 2023 vs. Q2 2022

+$4.1M
Improvement in Adjusted EBITDA
Q2 2023 vs. Q2 2022

* Source: STAQ Benchmarking, a market-norm reporting service provided by Operative, as compared to The Arena Group internal programmatic display CPMs
**These results are based on unaudited financial data for the quarters ended June 30, 2023 and 2022, respectively

THE ARENA Group

OPERATIONAL PLAYBOOK

THE ARENA GROUP PLAYBOOK

Operational playbook transforms businesses and drives profitability



CONSUMER EXPERIENCE

Bespoke content developed in-house and with creators

Optimized design & speed

AUDIENCE GROWTH

Optimization of SEO

Social distribution

In-content recommendations

MONETIZATION & YIELD

Proprietary ad infrastructure

Expansive Demand partners

Direct Sales for Fortune 500 brands

eCommerce, licensing & subscriptions

DISTRIBUTION & SYNDICATION

Recirculation across 300M+ users

3rd party distribution to 25+ sites

Partnerships reduce overall cost of content

DATA MANAGEMENT

Sophisticated data management & analytics support

TECH, SALES & PRODUCTION COSTS

Converts costs from fixed to variable; no capital expenditure

ANATOMY OF A VERTICAL

Our unique vertical model allows us and our 200+ partners to leverage audience growth, technological efficiencies and cost savings across all of our brands.


AUTHORITY BRAND
STRATEGIC PARTNERS
ENTREPRENEUR PUBLISHERS
PUBLISHER PARTNERS
BRAND RECOGNITION & TRAFFIC
NICHE CONTENT & AUDIENCE
MONETIZATION & EFFICIENCY

1. Powerful brands, with bespoke content and domain authority
2. Form key strategic partnerships with like-minded partners of high quality and entrepreneurial spirit
3. Partner with entrepreneurial publishers to drive local content at variable cost tied to performance
4. Grow platform partners on our network, expanding our content offerings and adding scale to the ecosystem

Sports Illustrated

MORNING READ GOLF AT A GLANCE

SI SPORTSBOOK

FanNation FN

The Hockey News

FADEAWAY WORLD MORE THAN SPORTS

WRESTLING NEWS

OUR PROVEN APPROACH TO GROWTH

Our clear and focused model brings transformative scale, efficiency and yield to struggling digital brands


UNIFIED TECHNOLOGY PLATFORM
Streamlined CMS
Modernized UX
Reduced load time
Programmatic yield
Video capabilities
BEST-IN-CLASS EXPERTISE
Content diversification
SEO & social strategies
Direct sales team
Data analytics & insights
Syndication & distribution

= COST EFFICIENCIES AND REVENUE LIFT

THE UBERIZATION OF CONTENT: PUBLISHERS & CREATORS

Our mission is to become a leading audience & monetization model that fosters a strong relationship between brands & content creators.

DRIVER	=	**ENTREPRENEURIAL PUBLISHERS / CREATORS**	▪ Drivers partner with Uber as Independent Contractors to access the scale and technology of a large business ▪ Content creators seek out Arena as a partner to leverage our scale, premium brands, and technology
UBER APP	=	**ARENA PLATFORM**	▪ Uber provides tools for drivers to facilitate the logistics of pickup and dropoff, navigation, and payment ▪ Arena provides tools for Content Creators to run their sites efficiently, such as the Tempest CMS, video, editorial support, and monetization
UBER RIDER BASE	=	**AUDIENCE**	▪ Partnering with Uber allows drivers to connect with a larger customer base ▪ Content Creators benefit from the reputation and traffic associated with larger Arena sites such as SI, The Street, Parade, and Men's Journal

OUR PLATFORM EMPOWERS CREATIVITY: WE CONNECT CREATORS & CONSUMERS

CONTENT CREATORS

~49K Monthly Articles *

~516M Monthly Pageviews **

OUR PLATFORM	BRANDS
CMS	Sports Illustrated
AD SERVER	TheStreet
ANALYTICS	Parade
MARKETING	MEN'S JOURNAL
PAYMENTS	HubPages
SUBSCRIPTIONS	
AI	
SEO	
DISTRIBUTION	

CONSUMERS

150M+ Monthly Users **

$220.9M 2022 Revenue

*Q2 2023 average monthly new articles published
** Source: Google Analytics 2022 monthly averages.


AI
AI

ENHANCING TEMPEST WITH AI

Enhancements being made to Tempest with AI makes journalists more effective. Arena has been piloting AI projects for several months, building on its long tradition of tech innovation.

- **WORKFLOW GAINS:** Arena added tools to suggest trending topics, as well as curate content from the extensive archives of our brands such as Sports Illustrated and Men's Journal. This pilot program **reduced time to create articles by 80-90%**.

- **ACCELERATION WITH DEVELOPMENT PARTNERS:** Arena has entered into a year-long partnership with **Jasper AI** to rapidly iterate Tempest's AI tools. A similar partnership with **Nota** allowsTempest users to create AI-assisted original video to match articles and social content.

- **ADVERTISING EFFICIENCIES:** Arena has integrated **Jiffy.ai**'s systems into its ad operations workflow, more than doubling the efficiency and accuracy of that team. We expect this program will be expanding to other parts of the business in 2023.



GROWTH LEVERS IN 2023 & BEYOND

VIDEO

Proposed acquisition of Bridge Media Networks is expected to launch capabilities in the strongest-growing segments of the video market

SOCIAL CREATORS

*Market size expected to double in the next 5 years from $250 billion to $480 billion**

COMMERCE

Q2 2023 Revenue Grew 247% vs. Q2 2022

NEW VERTICALS

Launching new verticals in Travel and Automotive with TravelHost and Driven (expected to be acquired from Bridge Media)

SYNDICATION

Actively adding distribution through news apps, as well as national and local partners

GAMBLING

Legalized in 30 states
CA, TX, FL are the next "Big 3"

*Source: "The Creator Economy Could Approach Half-a-Trillion Dollars by 2027", Goldman Sachs Research

THE ARENA Group

THANK YOU



THE ARENA Group

APPENDIX

USE OF NON-GAAP MEASURES

We report our financial results in accordance with generally accepted accounting principles in the United States of America ("GAAP"); however, management believes that certain non-GAAP financial measures provide users of our financial information with useful supplemental information that enables a better comparison of our performance across periods. We believe Adjusted EBITDA provides visibility to the underlying continuing operating performance by excluding the impact of certain items that are noncash in nature or not related to our core business operations. We calculate Adjusted EBITDA as net loss as adjusted for loss from discontinued operations, with additional adjustments for (i) interest expense (net), (ii) income taxes, (iii) depreciation and amortization, (iv) stock-based compensation, (v) change in derivative valuations, (vi) liquidated damages, (vii) gain upon debt extinguishment, (viii) loss on impairment of assets; (x) loss on impairment of lease, (ix) loss on lease termination, (xi) professional and vendor fees, and (xii) employee restructuring payments.

Our non-GAAP Adjusted EBITDA may not be comparable to a similarly titled measure used by other companies, has limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Additionally, we do not consider our non-GAAP Adjusted EBITDA as superior to, or a substitute for, the equivalent measures calculated and presented in accordance with GAAP.

RECONCILIATION

THE ARENA GROUP HOLDINGS, INC. AND SUBSIDIARIES

NET LOSS TO ADJUSTED EBITDA RECONCILIATION

The following table presents a reconciliation of Adjusted EBITDA to net loss, which is the most directly comparable GAAP measure, for the periods indicated:

	Years Ended December 31,	
	2022	2021
Net loss	$ (70,858)	$ (89,940)
Loss from discontinued operations, net of tax	3,470	-
Loss from continuing operations	(67,388)	(89,940)
Add (deduct):		
Interest expense, net (1)	11,428	10,449
Income tax benefit	(1,063)	(1,674)
Depreciation and amortization (2)	27,109	25,174
Stock-based compensation (3)	31,345	30,493
Change in derivative valuations	-	(34)
Liquidated damages (4)	1,140	2,637
Gain upon debt extinguishment (5)	-	(5,717)
Loss on impairment of assets (6)	257	1,192
Loss on impairment of lease (7)	-	466
Loss on lease termination (8)	-	7,345
Professional and vendor fees (9)	-	6,901
Employee restructuring payments (10)	273	645
Adjusted EBITDA	$ 3,101	$ (12,063)

(1) Interest expense is related to our capital structure and varies over time due to a variety of financing transactions. Interest expense includes $1,581 and $2,106 for amortization of debt discounts for the year ended December 31, 2022 and 2021, respectively, as presented in our condensed consolidated statements of cash flows, which are a noncash item. Investors should note that interest expense will recur in future periods.

(2) Represents depreciation and amortization related to our developed technology and Platform included within cost of revenues of $9,459 and $8,829, for the years ending December 31, 2022 and 2021, respectively, and depreciation and amortization included within operating expenses of $17,650 and $16,345 for the years ending December 31, 2022 and 2021, respectively. We believe (i) the amount of depreciation and amortization expense in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired tangible and intangible assets. Investors should note that the use of tangible and intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.

(3) Represents noncash costs arising from the grant of stock-based awards to employees, consultants and directors. We believe that excluding the effect of stock-based compensation from Adjusted EBITDA assists management and investors in making period-to-period comparisons in our operating performance because (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations, and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Additionally, we believe that excluding stock-based compensation from Adjusted EBITDA assists management and investors in making meaningful comparisons between our operating performance and the operating performance of other companies that may use different forms of employee compensation or different valuation methodologies for their stock-based compensation. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future.

(4) Represents damages (or interest expense related to accrued liquidated damages) we owe to certain of our investors in private placements offerings conducted in fiscal years 2018 through 2020, pursuant to which we agreed to certain covenants in the respective securities purchase agreements and registration rights agreements, including the filing of resale registration statements and becoming current in our reporting obligations, which we were not able to timely meet.

(5) Represents a gain upon extinguishment of the Paycheck Protection Program Loan.

(6) Represents our impairment of certain assets that are no longer useful.

(7) Represents our impairment of certain leased property that is no longer being used.

(8) Represents our loss related to the surrender and termination of our lease of office space located in New York based on our decision to no longer lease office space.

(9) Represents one-time, non-recurring third party professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers, and other vendors (these fees are collectively referred to as "Professional Fees") related to (i) the preparation of periodic reports in order for us to become current on our Exchange Act reporting obligations, (ii) up-list to a national exchange, (iii) contemplated and completed acquisitions, (iv) public and private offerings of our securities and other financings, and (v) stockholder disputes and the implementation of our Rights Agreement (the Rights Agreement is further described in Note 21, *Preferred Stock*, in our accompanying consolidated financial statements).

The table below summarizes the costs defined above that we incurred during fiscal 2022 and 2021:

Category		Years Ended December 31,	
		2022	2021
(i)	Catch-up periodic reports	$ -	$ 4,096
(ii)	Up-list	-	231
(iii)	Mergers and acquisitions	-	1,034
(iv)	Public and private offerings and other financings	-	444
(v)	Stockholder disputes and Rights Agreement	-	1,096
Totals		$ -	$ 6,901

(10) Represents severance payments to our former Chief Executive Officer for the years ending December 31, 2022 and 2021.

RECONCILIATION

THE ARENA GROUP HOLDINGS, INC. AND SUBSIDIARIES

NET LOSS TO ADJUSTED EBITDA RECONCILIATION

The following table presents a reconciliation of Adjusted EBITDA to net loss, which is the most directly comparable GAAP measure, for the periods indicated:

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
Net loss	$ (19,484)	$ (22,207)	$ (38,861)	$ (40,656)
Net loss from discontinued operations	-	683	-	683
Net loss from continued operations	(19,484)	(21,524)	(38,861)	(39,973)
Add (deduct):				
Interest expense, net (1)	5,001	2,506	9,183	5,326
Income tax provision (benefit)	100	(1,741)	107	(1,727)
Depreciation and amortization (2)	7,058	6,819	14,193	13,332
Stock-based compensation (3)	6,189	9,099	12,616	16,466
Change in fair value of contingent consideration (4)	(90)	-	409	-
Liquidated damages (5)	177	128	304	300
Loss on impairment of assets (6)	-	-	119	257
Employee retention credit (7)	-	-	(6,868)	-
Employee restructuring payments (8)	973	505	4,262	679
Adjusted EBITDA	$ (76)	$ (4,208)	$ (4,536)	$ (5,340)

(1) Interest expense is related to our capital structure and varies over time due to a variety of financing transactions. Interest expense includes $715 and $274 for amortization of debt discounts for the three months ended June 30, 2023 and 2022, respectively, as presented in our condensed consolidated statements of cash flows, which is a noncash item. Interest expense includes $1,645 and $934 for amortization of debt discounts for the six months ended June 30, 2023 and 2022, respectively. Investors should note that interest expense will recur in future periods.

(2) Depreciation and amortization is related to our developed technology and Platform included within cost of revenues of $2,323 and $2,375, for the three months ended June 30, 2023 and 2022, respectively, and depreciation and amortization included within operating expenses of $4,735 and $4,444 for the three months ended June 30, 2023 and 2022, respectively. Depreciation and amortization is related to our developed technology and Platform included within cost of revenues of $4,692 and $4,686, for the six months ended June 30, 2023 and 2022, respectively, and depreciation and amortization included within operating expenses of $9,501 and $8,646 for the six months ended June 30, 2023 and 2022, respectively. We believe (i) the amount of depreciation and amortization expense in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired tangible and intangible assets. Investors should note that the use of tangible and intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.

(3) Stock-based compensation represents noncash costs arise from the grant of stock-based awards to employees, consultants and directors. We believe that excluding the effect of stock-based compensation from Adjusted EBITDA assists management and investors in making period-to-period comparisons in our operating performance because (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations, and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Additionally, we believe that excluding stock-based compensation from Adjusted EBITDA assists management and investors in making meaningful comparisons between our operating performance and the operating performance of other companies that may use different forms of employee compensation or different valuation methodologies for their stock-based compensation. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future.

(4) Change in fair value of contingent consideration represents the change in the put option on our common stock in connection with the Fexy Studios acquisition.

(5) Liquidated damages (or interest expense related to accrued liquidated damages) represents amounts we owe to certain of our investors in private placements offerings conducted in fiscal years 2018 through 2020, pursuant to which we agreed to certain covenants in the respective securities purchase agreements and registration rights agreements, including the filing of resale registration statements and becoming current in our reporting obligations, which we were not able to timely meet.

(6) Loss on impairment of assets represents certain assets that are no longer useful.

(7) Employee retention credit represents payroll related tax credits under the Cares Act.

(8) Employee restructuring payments represents severance payments to employees under employer restructuring arrangements and payments to our former Chief Executive Officer for the three and six months ended June 30, 2023 and 2022, respectively.